Exhibit 99.1

GREG CASE Chief Executive Officer CHRISTA DAVIES Chief Financial Officer SCOTT MALCHOW Vice President, Investor Relations

Safe Harbor Statement This presentation contains certain statements related to future results, or states our intentions, beliefs and expectations or predictions for the future which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. Potential factors that could impact results include: general economic conditions in different countries in which we do business around the world, changes in global equity and fixed income markets that could affect the return on invested assets, fluctuations in exchange and interest rates that could influence revenue and expense, rating agency actions that could affect our ability to borrow funds, funding of our various pension plans, changes in the competitive environment, our ability to implement restructuring initiatives and other initiatives intended to yield cost savings, changes in commercial property and casualty markets and commercial premium rates that could impact revenues, the outcome of inquiries from regulators and investigations related to compliance with the U.S. Foreign Corrupt Practices Act and non-U.S. anti-corruption laws, the impact of investigations brought by U.S. state attorneys general, U.S. state insurance regulators, U.S. federal prosecutors, U.S. federal regulators, and regulatory authorities in the U.K. and other countries, the impact of class actions and individual lawsuits including client class actions, securities class actions, derivative actions, ERISA class actions, the cost of resolution of other contingent liabilities and loss contingencies, our ability to integrate Benfield successfully and to realize the anticipated benefits of the Benfield merger. Further information concerning the Company and its business, including factors that potentially could materially affect the Company's financial results, is contained in the Company's filings with the Securities and Exchange Commission. Additionally, at certain times the Company will use non-GAAP financial measures, which the Company believes better describes the ongoing financial results and trends of the business. The required reconciliation of these measures to GAAP measures are included in the “Appendix” of this presentation.

Agenda Section 1: Who Aon is, and how we differentiate Industry Leader in Risk and Human Capital Advisory Specializing in Risk, in a Market that is Growing in Size and Complexity Largest Global Network and Capabilities Deep Management Team focused on delivering against 3 commitments Section 2: What we have achieved over last 3 years Section 3: What we will do over next 3 years

Aon: Industry Leader in Risk and Human Capital Solutions #1 advisor on Risk Globally: Leading provider of leading human capital solutions: 2008 REVENUE $ billions $7.6 billion #1 Primary Insurance Brokerage #1 Reinsurance Brokerage #1 Captive Management Leader in Affinity Programs Leader in Human Capital, Health & Benefits Brokerage, and Pension Advisory Risk and Insurance Brokerage $6.2b Consulting $1.4b

Complexity of risk is increasing Operating in Market that is Growing in Size and Complexity Source: AXCO Insurance Information Services BRAZIL CHINA GLOBAL Risk is both opportunity and downside protection Scrutiny of risk is increasing U.S. .... And Complexity Risk is Increasing in Size ... Non-Life Written Premiums ($ billions) Magnitude of risk is increasing 14.1 11.6 6.0 5.4 6.7 9.2 5.7 '01 '02 '03 '04 '05 '06 '07 1,143 1,076 722 804 1,017 1,052 939 '01 '02 '03 '04 '05 '06 '07 482 483 343 396 459 469 439 '01 '02 '03 '04 '05 '06 '07 10.4 15.0 13.2 9.4 8.3 18.9 26.2 '01 '02 '03 '04 '05 '06 '07

Natural Catastrophes are increasingly Global

Aon has Largest Global Network Aon has Globally Diversified Revenue Brokerage Revenue - 2008, US$M Aon has largest owned Global Network U.S. 33% U.K. 16% EMEA 30% APAC 9% Americas (excl. U.S.) 12%

Aon - Industry Leading Content and Capabilities Strong foundation and platform Demonstrated execution ability in good and bad economic conditions Unmatched retail brokerage network and capabilities Largest Global Network Broadest product portfolio Strongest technology platform Superior global service Redefined scale in the Reinsurance brokerage segment #1 in Treaty #1 in Facultative #1 in Capital Markets Deepest analytic expertise Superior global service » RISK INSURANCE AND BROKERAGE » HUMAN CAPITAL SOLUTIONS 3 commitments: organic revenue growth, EPS growth, and margin expansion Senior management long-term incentives are based on multi-year EPS growth Has resulted in 20-25% adjusted EPS growth for last 4 years MANAGEMENT IS ALIGNED ON DELIVERING ON 3 COMMITMENTS »

Agenda Section 1: Who Aon is, and how we differentiate Section 2: What we have achieved over last 3 years Improved Operationally, Delivering on our 3 Commitments: Grown Organic Revenue Expanded PTI Margin Grown EPS Transformed Portfolio to Focus on Risk and Human Capital: Invested in Premier Reinsurance Franchise Aon Benfield Invested in strengthening Retail capabilities and services Invested in Human Capital solutions Exited Underwriting and other lower ROIC businesses Section 3: What we will do over next 3 years

Delivering on Our 3 Commitments to Shareholders 1. ORGANIC REVENUE GROWTH 2. ADJUSTED PRETAX MARGIN* * See Appendix for non–GAAP reconciliation 3. ADJUSTED EPS GROWTH FROM CONTINUING OPS* 370 bps 2% 2% 2% 12.2% 14.9% 15.9% 22% 43% 25% 2006 2007 2008 2006 2007 2008 2006 2007 2008

Growth Organically in Last 13 Quarters, Despite Negative Industry Pricing


CIAB P&C
Pricing YoY
CIAB Pricing
Brokerage Organic Growth
Aon Brokerage
Organic Growth
40%
30%
20%
10%
0%
-10%
-20%
6%
4%
2%
0%
-2%
-4%
-6%
Q3'01
Q4'01
Q1'02
Q2'02
Q3'02
Q4'02
Q1'03
Q2'03
Q3'03
Q4'03
Q1'04
Q2'04
Q3'04
Q4'04
Q1'05
Q2'05
Q3'05
Q4'05
Q1'06
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08

11

Risk & Insurance Brokerage. Consulting.

Progress: Continued Margin Improvement in 2008 +100 bps CONSULTING* TOTAL ADJUSTED PRETAX MARGIN* RISK & INSURANCE BROKERAGE* * See Appendix for non–GAAP reconciliation +70 bps +220 bps 18.6% 17.9% 2007 2008 17.0% 14.8% 2007 2008 15.9% 14.9% 2007 2008

Brokerage Margin Improvement Towards Target of 20%+ Note: Adjusted Pretax Margins for Risk and Insurance Brokerage Services segment. + 2007 = 17.9% 2008 = 18.6% 2006 = 16.1% 17.5% 18.5% 17.8% 17.3% 18.4% 19.5% 18.1% 16.8% 19.9% 20.0% Q4'06 Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Target

» Progress: Improving Colleague Productivity / Efficiency PRETAX INCOME PER COLLEAGUE* REVENUE PER COLLEAGUE* 8% 3% * See Appendix for non–GAAP reconciliation ** Excludes Benfield colleagues 13% 0% COLLEAGUES** 2008 – 28,255 2007 – 27,883 COLLEAGUES 2008 – 6,411 2007 – 6,335 CONSULTING $214 $221 $38 $41 $36 $32 $212 $213 BROKERAGE » ($’000s) 2007 2008 2007 2008 2007 2008 2007 2008

Transformation of Aon’s Business to Focus on Risk and Human Capital REVENUE Percent Divested $3B of lower margin Underwriting revenue (CICA, Sterling, Warranty and CPG) Grew Brokerage by $0.7B Acquired $0.6B of higher margin Reinsurance with Benfield Underwriting Consulting Risk 100% 100% 13% 18% 32% 82% 55% 2004 2008

Invested in Premier Reinsurance Franchise – Aon Benfield KEY BENEFITS Creates an unparalleled reinsurance franchise with approximately $1.6 billion in combined revenue #1 in Treaty, #1 in Facultative and #1 broker in Capital Markets Transactions Total consideration for deal was $1.75B at announcement (August), yet only $1.43B at closing (November) due to the weakening of the British pound, excluding hedging costs of $50M Total savings from synergies of the deal are expected to be $122* million by 2011: 2009 2010 2011 $ millions 33 – 41 84 – 94 122 Limited business overlap with complementary books of business in core markets * Restructuring costs to achieve synergies is approximately $185 million, portion of costs allocated to purchase accounting

Agenda Section 1: Who Aon is, and how we differentiate Section 2: What we have achieved over last 3 years Section 3: What we will do over next 3 years Continue to reduce cost: global functions driving efficiency Drive revenue growth through platform investment, new talent, markets, products, and supplementary acquisitions Maximize cash returns to shareholders using risk-adjusted ROIC

Restructuring Programs will continue to deliver substantial cost savings Total Restructuring Savings* US$ Millions 78 273-306 454-464 492 Continued delivery of cost savings via: * Restructuring charge for 2007 Program is $550M by 2010. Restructuring charge for Aon Benfield Program is $185M by 2011. Savings not net of reinvestment. Savings ranges in 2009 are $240M-$265M for 2007 Program and $33M-$41M for Aon Benfield Program. Global consolidation of functional areas (Finance, IT, Marketing, HR) Removal of duplicate real estate Focus on more efficient regional and global processes 0 100 200 300 400 500 600 2008 2009 2010 2011 Aon Benfield Program 2007 Program

Investing in New Markets and Talent for Future Growth Primarily Focused in International Brokerage & Reinsurance » » NEW MARKETS and TALENT TECHNOLOGY Construction Environmental Reinsurance – Benfield, Gallagher Re, Facultative Marine Aviation Life Sciences Affinity Programs – Footman James, Latin America Leadership in Key Markets – San Francisco, Los Angeles, Atlanta, Phoenix Client facing – Valley Oak Systems Core infrastructure ACQUISITIONS » ($ millions) $74 $46 $8 $130 $177 $1,362 2006 2007 2008 Americas International

Driving Revenue Growth via Global Platform Investments AON Built from 400+ acquisitions Industry leading content and capabilities FROM 2006 » SALESFORCE.COM One sales tool REVENUE ENGINE Market planning, customer feedback GLOBAL RISK INSIGHT PLATFORM Global real-time premium flow CLIENT PROMISE One approach ONE AON Increased broker productivity Increased pricing compliance Increased retention Increased win rate TO » 2008 2009 2010 2007 2011+ Systematic Approach To Distinctively Serving Clients Globally At The Local Level GLOBAL SPECIALITY Global Depth

» Excess Capital Primarily Distributed to Shareholders Contributed over $1B to pensions over the past 4 years Major pension plans were under funded by approximately $1.5 billion at 12/31/08 Expected pension contributions of approximately $400 million in 2009 Annual dividend of $0.60 cents per share, or 1.5% based on 2/19/2009 share price of $39.20 SHARE REPURCHASES STATUS OF MAJOR PENSION PLANS Repurchased 90.8 million shares or $3.7 billion of stock from 2005 to 2008 As of Dec 31, 2008, the company had approximately $850 million of remaining share repurchase authorization DIVIDENDS » ($ millions) ($ millions) ($ millions) $ 3.7 billion $ 1.1 billion $0.8 billion $1,923 $751 $1,048 $25 2005 2006 2007 2008 $482 $210 $177 $211 2005 2006 2007 2008 $171 $176 $189 $193 2005 2006 2007 2008

Summary: Opportunities & Challenges Greater client demands and needs Magnitude and complexity of risk is increasing globally Cost of volatility higher Aon well positioned #1 intermediary of both primary risk insurance and reinsurance Industry-leading network of global resources and capabilities A culture that is held accountable for performance and delivering distinctive client value Managing expenses while making significant investments in our future Returning excess capital primarily through share repurchase program and dividends Game plan to improve is clear with even greater opportunity Overall weakness in global economy Market pricing conditions Global interest rate declines pressuring investment income Pension expense increases Foreign currency fluctuation exposure CHALLENGES » OPPORTUNITIES »

Appendix

Primary Operating Segment Background Information Risk and Insurance Brokerage Services Human Capital Consulting

Human Capital Consulting

HIGHLIGHTS

- #2 US Employee Benefits
- #3 Global Employee Benefits
- Compensation consulting
- Management consulting
- Pension consulting
- Strategic Human Resources consulting

KEY INITIATIVES

- Rollout worldwide brand strategy
- Drive global service delivery strategy
- Complete rollout of centralized global revenue platform
- Drive local market planning
- Manage pipeline and productivity

GROWTH OPPORTUNITIES

- Global benefit management services
- Retirement and pension consulting
- Expansion of International market presence

TOTAL REVENUE*



+0%
$ in millions
$1,282
$1,352
$1,358
2006
2007
2008

REVENUE BREAKDOWN – FY'07



Services
84%
Outsourcing
16%

HOW DOES CONSULTING FIT WITH BROKERAGE?

- Offers middle market clients full service risk solutions – capital and people
- Employee benefits as an integrated product – including Health and Welfare, Retirement brokerage and outsourcing
- Large corporate segment migrates to best – in–class integrated solution
- Companies increasingly linking benefits and compensation

ADJUSTED PRETAX MARGIN %*



+220 bps
10.9%
14.8%
17.0%
2006
2007
2008

* See Appendix for non-GAAP reconciliation; revenue from continuing operations

25

Risk & Insurance Brokerage. Consulting. AON

Risk & Insurance Brokerage Services #1 Primary Insurance #1 Reinsurance #1 Captive Management Leader in Affinity Programs Integrate merger with Benfield Group Roll-out Aon Client Promise and Global Risk Insight Platform (GRIP) Drive commission and fee lifts globally Complete local market planning Manage pipeline and productivity Reduce non-client facing activities and expense GROWTH OPPORTUNITIES KEY INITIATIVES ADJUSTED PRETAX MARGIN %* TOTAL REVENUE* REVENUE BREAKDOWN – FY’08 HIGHLIGHTS Increase share of large corporate segment Emerging markets China, Russia, India, Latin America Specialty practice groups Construction, Environmental, Aviation Treaty, Facultative Reinsurance Capital markets transactions Captive management New product development / Innovation * See Appendix for non-GAAP reconciliation; revenue from continuing operations $ in millions +70 bps +5% 18.6% 17.9% 15.9% 2006 2007 2008 APAC 8% Inv Income 3% EMEA 24% Reinsurance 16% UK 12% Americas 37% $5,480 $5,957 $6,230 2006 2007 2008

Appendix – Page 1 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 1,581 $ 342 $ 1 $ 1,924 $ Income (loss) from continuing operations before provision for income tax - as reported 217 $ 55 $ (99) $ 173 $ Restructuring charges (2005 and 2007 plans) 78 9 - 87 Pension curtailment 6 1 1 8 Anti-bribery and compliance initiatives 11 - - 11 Benfield costs 2 - 44 46 Gain on sale of land - - - - Income (loss) from continuing operations before provision for income tax - as adjusted 314 $ 65 $ (54) $ 325 Provision for income taxes (2) 93 Income from continuing operations - as adjusted 232 $ Diluted earnings per share from continuing operations - as adjusted 0.81 $ Weighted average common shares outstanding - diluted 288.1 Pretax income margins - as adjusted 19.9% 19.0% N/A 16.9% Fourth Quarter Ended December 31, 2008

Appendix – Page 2 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 1,627 $ 373 $ 6 $ 2,006 $ Income (loss) from continuing operations before provision for income tax - as reported 276 $ 60 $ (65) $ 271 $ Restructuring charges (2005 and 2007 plans) 30 4 - 34 Gain on sale of businesses (6) - - (6) Resolution of U.K. balance sheet reconciliation difference - - 15 15 Reinsurance litigation - - - - Income (loss) from continuing operations before provision for income tax - as adjusted 300 $ 64 $ (50) $ 314 Provision for income taxes (2) 93 Income from continuing operations - as adjusted 221 $ Diluted earnings per share from continuing operations - as adjusted 0.68 $ Weighted average common shares outstanding - diluted 324.1 Pretax income margins - as adjusted 18.4% 17.2% N/A 15.7% Fourth Quarter Ended December 31, 2007

Appendix – Page 3 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 6,230 $ 1,358 $ 43 $ 7,631 $ Income (loss) from continuing operations before provision for income tax - as reported 874 $ 213 $ (224) $ 863 $ Restructuring charges (2005 and 2007 plans) 237 17 - 254 Pension curtailment 6 1 1 8 Anti-bribery and compliance initiatives 42 - - 42 Benfield costs 2 - 50 52 Gain on sale of land (5) - - (5) Income (loss) from continuing operations before provision for income tax - as adjusted 1,156 $ 231 $ (173) $ 1,214 Provision for income taxes (2) 340 Income from continuing operations - as adjusted 874 $ Diluted earnings per share from continuing operations - as adjusted 2.90 $ Weighted average common shares outstanding - diluted 300.9 Pretax income margins - as adjusted 18.6% 17.0% N/A 15.9% Twelve Months Ended December 31, 2008

Appendix – Page 4 Reconciliation of Revenue & Operating Income (millions except per share data) Risk and Insurance Brokerage Services Consulting Unallocated Income & Expense Total Revenue as reported 5,957 $ 1,352 $ 50 $ 7,359 $ Income (loss) from continuing operations before provision for income tax - as reported 1,010 $ 189 $ (189) $ 1,010 $ Restructuring charges (2005 and 2007 plans) 74 11 - 85 Gain on sale of businesses (36) - - (36) Resolution of U.K. balance sheet reconciliation difference - - 15 15 Reinsurance litigation 21 - - 21 Income (loss) from continuing operations before provision for income tax - as adjusted 1,069 $ 200 $ (174) $ 1,095 Provision for income taxes (2) 348 Income from continuing operations - as adjusted 747 $ Diluted earnings per share from continuing operations - as adjusted 2.33 $ Weighted average common shares outstanding - diluted 323.0 Pretax income margins - as adjusted 17.9% 14.8% N/A 14.9% Twelve Months Ended December 31, 2007

Appendix – Page 5 Reconciliation of Revenue & Operating Income Twelve Months Ended December 31, 2006 Risk and (millions except per share data) Insurance Unallocated Brokerage Income & Services Consulting Expense Total Revenue as reported 5,530 $ 1,282 $ (42) $ 6,770 $ Income (loss) from continuing operations before provision for income tax - as reported $818 $120 ($210) $728 Restructuring 136 20 3 159 Contingent commissions (15) (15) Gain on sale of Cambridge preferred stock investment (35) (35) Gain on sale of building in Spain (30) (30) Endurance 14 14 Income (loss) from continuing operations before provision for income tax - as adjusted 874 $ 140 $ (193) $ 821 Provision for income taxes 299 Income from continuing operations - as adjusted 522 $ Diluted earnings per share from continuing operations - as adjusted 1.55 $ Weighted average common shares outstanding - diluted 342.1 Pretax income margins - as adjusted 15.9% 10.9% NA 12.2%